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                                                                   EXHIBIT 10.54

DIRECT PHONE:     847/785-3900
DIRECT FAX:       847/785-3901


                                            February 3, 2004

Mr. Craig Bullis
Sierra Design Group
300 Sierra Manor Drive
Reno, NV  89511

   RE: LICENSE AND DEVELOPMENT AGREEMENT DATED APRIL 24, 2002 BETWEEN SIERRA DESIGN GROUP ("SDG") AND WMS GAMING INC. ("WMS") AS AMENDED (THE "AGREEMENT")

Dear Craig:

This letter reflects our understanding to further amend the Agreement in the following respects:

Exhibit C - Milestones

1. The Milestone Date for Milestone 4D-2 (SDG delivers to WMS [*] for which no "Major Defects" are outstanding) is extended from [*] to [*].

2. The Milestone Date for Milestone 4D-3 ([*] with no "Major Defects" outstanding) is extended from [*] to [*].

3. The Milestone Date for Milestones 4D-4a through 4D-4c (Receipt of approval letter from NJ, GLI and Nevada on [*]) is extended from [*] to [*].

4. The Milestone Date of Milestone 4D-4d (Receipt of approval letter from MS on [*]) is extended from[*] to [*].

5. The Bonus amount for Milestone 4D-3 (All[*] with no "Major Defects" outstanding) is [*]. Penalty provisions continue to apply.

6. The Bonus amount for Milestone 4D-4a (Receipt of approval letter from NJ on [*]) is [*].

Exhibit D - Bonus License Fees and Penalties

The table in Paragraph B.2(a) of Exhibit D is modified to reflect that the "Trigger Date" for [*] is [*].

Definitions

The term "Final Load" is modified to read:  " `Final Load' shall mean [*].



* Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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Testing

The parties agree that successful completion of the "all tests passed" Milestone for [*] will require that WMS have completed all tests under the agreed upon test plans, including regression testing, and reasonable ad hoc testing on the Final Load without finding any Major Defects, such that the [*] is suitable for submission for regulatory approval.

Payment

Notwithstanding anything in the Agreement to the contrary, in the event that Milestone 4D-3 ([*] on final load with no "Major Defects" outstanding) is met by the Milestone Date of [*], WMS will pay to SDG by wire transfer on [*], a payment in the amount of [*], representing full payment of the Bonus Amounts for Milestones 4D-2 (SDG delivers to WMS [*] for which no "Major Defects" are outstanding) and 4D-3 ([*] on final load with no "Major Defects" outstanding).

Non-Solicitation

For so long as SDG is continuing development work on [*] or [*], WMS agrees that neither it, nor its affiliates, shall solicit any of SDG's Las Vegas-based employees with offers of employment, nor shall WMS or its affiliates specifically target or initiate contact with SDG's Las Vegas-based employees for employment opportunities with WMS. Notwithstanding the foregoing, WMS shall not be prohibited from posting job openings on its web site or otherwise advertising job openings through industry or mass-media publications, recruitment web sites, or generally advertised job fairs, or from responding to and hiring individuals who initiate contact with WMS concerning job opportunities.


* Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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If the foregoing is acceptable to SDG, please indicate your agreement by signing in the space provided below and returning an executed original to me.


                                             WMS GAMING INC.


                                             BY: /s/ Kathleen J. McJohn
                                             -----------------------------------
                                             Kathleen J. McJohn
                                             Vice President,
                                             General Counsel & Secretary



Accepted and agreed to this 3rd day of February, 2004.

SIERRA DESIGN GROUP


BY:/s/ Craig Bullis
---------------------------